
                                                                    EXHIBIT 10.7

                             ECOMMERCIAL.COM, INC.

                            1999 STOCK OPTION PLAN

                               TABLE OF CONTENTS


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                                                                                   Page
                                                                                   ----
I.    THE PLAN ...................................................................   1
         1.1   Purpose............................................................   1
         1.2   Administration.....................................................   1
         1.3   Participation......................................................   2
         1.4   Shares Available Under the Plan....................................   2
         1.5   Grant of Awards....................................................   2
         1.6   Exercise of Awards.................................................   2
         1.7   No Transferability; Limited Exception to Transfer Restrictions.....   2

II.   OPTIONS.....................................................................   4
         2.1   Grants.............................................................   4
         2.2   Option Price.......................................................   4
         2.3   Option Period......................................................   5
         2.4   Exercise of Options................................................   5
         2.5   Limitations on Grant of Incentive Stock Options....................   5

III.  RESTRICTED STOCK AWARDS.....................................................   6
         3.1   Grants.............................................................   6
         3.2   Restrictions.......................................................   6

IV.   OTHER PROVISIONS............................................................   6
         4.1   Rights of Eligible Employees, Participants & Beneficiaries.........   6
         4.2   Adjustments Upon Changes in Capitalization.........................   7
         4.3   Termination of Employment..........................................   7
         4.4   Change in Control..................................................   9
         4.5   Government Regulations.............................................   9
         4.6   Tax Withholding....................................................  10
         4.7   Amendment, Termination and Suspension..............................  10
         4.8   Privileges of Stock Ownership......................................  11
         4.9   Effective Date of the Plan.........................................  11
         4.10  Term of the Plan...................................................  11
         4.11  Governing Law......................................................  11
         4.12  Plan Construction..................................................  11
         4.13  Non-Exclusivity of Plan............................................  11

V.    DEFINITIONS.................................................................  12
         5.1   Definitions........................................................  12

                             ECOMMERCIAL.COM, INC.

                            1999 STOCK OPTION PLAN


I. THE PLAN.

1.1  Purpose.
     -------

The purpose of this Plan is to promote the success of the Company, by providing an additional means to attract, motivate and retain key personnel, consultants, advisors and knowledgeable Directors through the grant of Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. Capitalized terms used herein are defined in Section 5.1.

1.2  Administration.
     --------------

     (a) This Plan shall be administered by the Board. Action of the Board with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Board is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Board may delegate administrative functions to individuals who are Officers or employees of the Company.

     (b) Subject to the express provisions of this Plan, the Board shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment or consulting services for purposes of this Plan, to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum term of such Awards required by Section 2.3 or applicable law, and to make all other determinations necessary or advisable for the administration of this Plan. The determination of the Board on any of the foregoing matters shall be conclusive.

     (c) Any action taken by, or inaction of, the Company, any Subsidiary or the Board relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board, or Officer of the Company or any Subsidiary, shall be liable for any such action or inaction.

     (d) In making any determination or in taking or not taking any action under this Plan, the Company, any Subsidiary or the Board may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Board, or Officer of the Company or any Subsidiary, shall be liable for any such action or determination made or omitted.

1.3  Participation.
     -------------

     Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Board shall so determine.

1.4  Shares Available Under the Plan.
     -------------------------------

     Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The aggregate maximum number of shares of Common Stock that may be issued or transferred pursuant to Awards (including Incentive Stock Options) granted under this Plan shall not exceed 2,400,000 shares. The maximum number of shares that may be subject to Options that are granted during any calendar year to any individual shall not exceed 100,000 shares. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section
1.4 and Section 4.2. If any Option shall lapse or be cancelled or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest, the unpurchased, unvested or nontransferred shares subject thereto shall again be available for purposes of this Plan.

1.5  Grant of Awards.
     ---------------

Subject to the express provisions of this Plan, the Board shall determine from the class of Eligible Employees those individuals to whom Awards under this Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Board as are not inconsistent with the purpose and provisions of this Plan. The grant of an Award is made on the Award Date.

1.6  Exercise of Awards.
     ------------------

An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b). Notwithstanding any other provision of this Plan, the Board may impose, by rule and in Awards Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

1.7  No Transferability; Limited Exception to Transfer Restrictions.
     --------------------------------------------------------------

     (a)  Unless otherwise expressly provided below (or pursuant to) this
Section 1.7, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and
(ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

     (b) The Board may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Board, pursuant to such conditions and procedures as the Board may establish. Any permitted transfer shall be subject to the condition that the Board receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than minimal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

     (c) The exercise and transfer restrictions in Section 1.7(a) shall not apply to: (i) transfers to the Company; (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; (iii) transfers pursuant to a QDRO order if approved or ratified by the Board; (iv) if the Participant has suffered a Total Disability, permitted transfers or exercises on behalf of the Participant by his legal representative; or (v) the authorization by the Board of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Board.

II. OPTIONS.

2.1  Grants.
     ------

     One or more Options may be granted to any Eligible Employee or Consultant. Each Option so granted shall be designated by the Board as either a Nonqualified Stock Option or an Incentive Stock Option; provided, however, that consultants or advisors may not be granted Incentive Stock Options under the Plan.

2.2  Option Price.
     ------------

     (a) The purchase price per share of Common Stock covered by each Option shall be determined by the Board, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Company,
(ii) if authorized by the Board or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Company, upon the terms and conditions determined by the Board, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements) or (iii) if authorized by the Board or specified in the Option being exercised, by shares of Common Stock of the Company already owned by the Participant; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Board, any applicable tax withholding under Section
4.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

2.3  Option Period.
     -------------

     Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Board, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

2.4  Exercise of Options.
     -------------------

     (a) Subject to Sections 4.2 and 4.4, an Option may become exercisable or vest, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. An Option may be exercisable or vest on the Award Date.

     (b) The Board may, at any time after grant of the Option and from time to time, increase the number of shares exercisable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

2.5  Limitations on the Grant or Exercise of Incentive Stock Options.
     ---------------------------------------------------------------

     (a) To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For purposes of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

III. RESTRICTED STOCK AWARDS.

3.1  Grants.
     ------

     Subject to Section 1.4, the Board may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date.

3.2  Restrictions.
     ------------

     (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

     (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

     (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

IV.  OTHER PROVISIONS.

4.1  Rights of Eligible Employees, Participants and Beneficiaries.
     ------------------------------------------------------------

     (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to any Eligible Employee generally.

     (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause. In addition, nothing contained in this Plan or any document related thereto shall affect any independent contractual right of any Eligible Employee or Participant. Nothing contained in this Plan or any document related hereto shall influence the construction or interpretation of the Company's Articles of Incorporation or Bylaws regarding service on the Board.

     (c) Options payable under this Plan shall be payable in shares and no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than (and will be subordinate to) the right of any unsecured general creditor of the Company.

4.2  Adjustments Upon Changes in Capitalization.
     ------------------------------------------

     (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, consistent with Section 4.5. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards shall also be made subject to the provisions of
Section 4.5. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share.

     (b) In adjusting Awards to reflect the changes described in this Section 4.2, or in determining that no such adjustment is necessary, the Board may rely upon the advice of in-house or independent counsel and accountants of the Company, and the determination of the Board shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

4.3  Termination of Employment.
     -------------------------

     (a) If the Participant's service to or employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, thirty (30) days or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Board in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

     (b) If the Participant's service to or employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, three (3) months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

     (c) If the Participant's service to or employment by the Company terminates as a result of death while the Participant is rendering services to the Company or is employed by the Company or during the three (3) month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the three (3) month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

     (d) In the event of termination of services to or employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

     (e) In the event of termination of services to or employment with the Company for any reason, other than discharge for cause, the Board may, in its discretion, to the extent that the Award has not yet fully vested, increase the vested portion of the Participant's Award upon such terms as the Board shall determine.

     (f) Upon forfeiture of a Restricted Stock Award pursuant to this Section 4.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Company on the date of termination of services or employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Company and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Company or such representatives deem necessary or advisable in connection with such transfer.

4.4  Change in Control.
     -----------------

     (a) If a Change in Control of the Company shall have been approved by the Board prior to the consummation of such Change in Control, each outstanding Option shall be deemed to have accelerated and be fully vested on and as of the date that is thirty (30) days prior to the date on which such Change in Control is anticipated and the Board shall cause notice to be given to each holder of an issued and outstanding Option at least thirty (30) days prior to the consummation of such Change in Control of the acceleration of such Options pursuant to such Change in Control. Each Option holder shall thereafter have the right to exercise such Option in accordance with its terms during the thirty
(30) day period prior to the consummation of such Change in Control. If any such Option is not so exercised prior to the consummation of such Change in Control, then any outstanding and unexercised Options shall terminate as of the date such Change in Control is consummated. Upon the consummation of such Change in Control, the Restricted Stock shall immediately vest free of restrictions; subject, however, to compliance with applicable regulatory requirements, including without limitation Section 422 of the Code.

     (b) A Change in Control of the Company shall be deemed to mean (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which all or substantially all of the shares of Common Stock would be converted into cash, securities or other property, or a combination thereof, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, (iii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (iv) if any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the Company's outstanding Common Stock or (v) any change in control of a nature required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or any successor regulation of substantially similar import, regardless of whether the Company is subject to such reporting requirement.

4.5  Government Regulations.
     ----------------------

     This Plan, the granting and vesting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the

Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

4.6  Tax Withholding.
     ---------------

     Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option or the vesting of a Restricted Stock Award the Company shall have the right at its option to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts.

     The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Board may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding.

4.7  Amendment, Termination and Suspension.
     -------------------------------------

     (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Board may, from time to time, amend or modify any provision of this Plan except Sections 4.4, and with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Board, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Board may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

     (b) If an amendment would materially (i) increase the benefits accruing to Participants, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by applicable law or deemed necessary or desirable by the Board, by a majority of the shareholders.

     (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

4.8   Privileges of Stock Ownership.
      -----------------------------

      Except as otherwise expressly authorized by the Board or under this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

4.9   Effective Date of the Plan.
      --------------------------

      This Plan shall be effective on and as of April 19, 1999 (the "Effective Date"), subject to its approval by the Board, and subject to approval by the shareholders of the Company.

4.10  Term of the Plan.
      ----------------

      Unless previously terminated by the Board, this Plan shall terminate ten
(10) years after the Effective Date of the Plan, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

4.11  Governing Law.
      -------------

      This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

4.12  Plan Construction.
      -----------------

      (a) It is the intent of the Company that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of such rule or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Board may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of the Plan as to such persons in the circumstances.

      (b) It is the further intent of the Company that Options with an exercise or base price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to Section 16 of the Exchange Act shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

4.13  Non-Exclusivity of Plan.
      -----------------------

      Nothing in this plan shall limit or be deemed to limit the authority of the Board to grant options, stock awards or authorize any other compensations under any other plan or authority.

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

V. DEFINITIONS.

5.1    Definitions.
       -----------

  (a) "Award" means an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, or a Restricted Stock Award.

  (b) "Award Agreement" means a written agreement setting forth the terms of an Award.

  (c) "Award Date" means the date upon which the Board took the action granting an Award or such later date as is prescribed by the Board.

  (d) "Beneficiary" means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

  (e)   "Board" means the Board of Directors of the Company.

  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (g)   "Commission" means the Securities and Exchange Commission.

  (h)   "Common Stock" means the Common Stock of the Company.

  (i) "Company" means ECOMMERCIAL.COM, INC., a Nevada corporation, and its successors.

  (j) "Director" means a member of the Board or any person performing similar functions with respect to the Company.

  (k)   "Eligible Employee" means (i) an Officer or employee of the Company and
(ii) any individual consultant or advisor who renders or has rendered bona fide services to the Company and who is selected to participate in this Plan by the Board.

  (l)   "Event" is synonymous with "Change of Control" as defined in Section
4.4(b).

  (m)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (n) "Fair Market Value" means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market

Reporting System, the mean between the low bid and high asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Board for purposes of the Plan.

  (o) "Incentive Stock Option" means an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

  (p) "Nonqualified Stock Option" means an option which is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

  (q) "Officer" means a president, vice-president, secretary, treasurer or principal financial officer, controller or principal accounting officer and any person routinely performing corresponding functions with respect to the Company.

  (r) "Option" means an option to purchase Common Stock under this Plan. An Option shall be designated by the Board as a Nonqualified Stock Option or an Incentive Stock Option.

  (s)  "Participant" means an Eligible Employee who has been granted an Award.

  (t) "Performance Share Award" means an Award of a right to receive shares of Common Stock or an Award with respect to which the vesting of shares of Common Stock subject to such Award is contingent upon, among other conditions, the attainment of performance objectives specified by the Board.

  (u) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

  (v)  "Plan" means the ECOMMERCIAL.COM, INC. 1999 Stock Option Plan.

  (w) "QDRO" means an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

  (x) "Restricted Stock" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

  (y) "Restricted Stock Award" means an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

  (z) "Retirement" means retirement from employment by or providing services to the Company or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

  (aa) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act as amended from time to time.

  (ab) "Securities Act" means the Securities Act of 1933, as amended.

  (ac) "Subsidiary" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

  (ad) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.